Supplement dated January 31, 2025
to the following initial summary prospectus(es):
Nationwide O Series dated May 1, 2024
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
The following change is made to the initial summary prospectus:
Nationwide filed a supplement on December 13, 2024, specifying that the changes in the supplement would apply to applications signed on or after February 7, 2025. These changes are now no longer going to take effect.
ISP-0840